UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): (September 13, 2024)

Dayforce, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38467	46-3231686
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3311 East Old Shakopee Road, Minneapolis, MN	55425
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (952) 853-8100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	DAY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On September 13, 2024, Dayforce Receivables LLC (the “U.S. Seller”), as a seller, Dayforce Canada Receivables LP (the “Canadian Seller”, and together with the U.S. Seller, the “Sellers”), as a seller, Dayforce US, Inc. (the “U.S. Trade Servicer”), as a servicer, Dayforce Canada Ltd. (the “Canadian Servicer”), as a servicer, and Dayforce National Trust Bank (the “Earned Pay Servicer”, together with the U.S. Trade Servicer, the “U.S. Servicers”), as a servicer, each of which is a wholly-owned subsidiary of Dayforce, Inc. (the “Company”), entered into a Receivables Purchase Agreement (the “Receivables Purchase Agreement”) with the financial institutions party thereto (collectively, the “Purchasers”) and MUFG Bank, LTD., as administrative agent (the “Agent”). Pursuant to the terms of the Receivables Purchase Agreement, the U.S. Seller and the Canadian Seller may sell, on a revolving basis, an undivided interest in up to $150 million in eligible receivables to the Purchasers (the “Securitization Program”). Concurrent with entry into the Receivables Purchase Agreement: (i) Dayforce Licensing LLC, as an originator, and Dayforce US, Inc., as an originator (the “U.S. Originators”), the U.S. Servicers and the U.S. Seller, as buyer, entered into a U.S. Purchase and Sale Agreement (the “U.S. Sale Agreement”); and (ii) Dayforce Canada Ltd. (the “Canadian Originator” and, together with the U.S. Originators, the “Originators”), the Canadian Servicer and the Canadian Seller, as buyer, entered into a Canadian Purchase and Sale Agreement (the “Canadian Sale Agreement”, and together with the Receivables Purchase Agreement and the U.S. Sale Agreement, the “Receivables Documents”). Pursuant to the terms of the U.S. Sale Agreement, the U.S. Originators agree to sell and/or contribute, and the U.S. Seller agrees to purchase, certain accounts receivable originated by the U.S. Originators from time to time. Pursuant to the terms of the Canadian Sale Agreement, the Canadian Originator agrees to sell and/or contribute, and the Canadian Seller agrees to purchase, certain accounts receivable originated by the Canadian Originator.

Pursuant to the Securitization Program, the Sellers will divide the eligible receivables acquired from the Originators into two separate pools: (1) the “sold pool” and (2) the “pledged pool.” The Sellers will sell all of the receivables in the sold pool to the Agent for the benefit of the Purchasers, in exchange for advances of the purchase price therefor. Each Seller will guaranty to the Agent and the Purchasers payment of the sold pool by the underlying obligors and all other payment obligations included in the sold pool. Each Seller will secure that guaranty with a pledge of the receivables in the pledged pool. Receivables in the sold pool are expected to be removed from the Company’s consolidated balance sheet, while the receivables in the pledged pool are not expected to be removed from the Company’s consolidated balance sheet.

In connection with the Receivables Documents, the Company also entered into a Performance Undertaking, dated September 13, 2024, with the Agent, pursuant to which the Company unconditionally and irrevocably undertook and assured the due and punctual performance and observance by each of its covered subsidiaries of the obligations under the Receivables Documents for the benefit of the Agent, the Purchasers and all other secured parties under the Receivables Documents.

The Securitization Program will include both (i) eligible trade receivables of the Sellers and (ii) eligible earned wage receivables of the Sellers. The earned wage receivables are originated in connection with the Company’s On-Demand Pay functionality, which provides organizations with more choice over how and when to pay their employees by allowing eligible employees to access their earned wages during the active pay cycle, which means they do not have to wait until fixed paydays to use what they have earned.

The descriptions of the Receivables Documents set forth above are only summaries of their material terms and do not purport to be complete, and are qualified in their entirety by reference to the full and complete terms contained in the Receivables Documents, which are filed as Exhibits 10.1, 10.2 and 10.3, respectively, to this Current Report on Form 8-K and incorporated into this Item 1.01 by reference. The Receivables Documents are not intended to be a source of factual, business or operational information about the Company, the Sellers, the Originators, the U.S. Servicers, the Canadian Servicer or the Company’s other subsidiaries. The representations, warranties and covenants contained in the Receivables Documents were made only for purposes of such agreements and as of specific dates, were solely for the benefit of the parties to such agreements, and may be subject to limitations agreed upon by the parties, including being qualified by disclosures for the purpose of allocating contractual risk between the parties instead of establishing matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors or security holders. Accordingly, investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosures under Item 1.01 of this Current Report on Form 8-K are also responsive to Item 2.03 of this Current Report on Form 8-K and are incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Receivables Purchase Agreement, dated as of September 13, 2024, by and among Dayforce Receivables LLC, as a seller, Dayforce Canada Receivables LP, as a seller, Dayforce US, Inc., as a servicer, Dayforce Canada Ltd., as a servicer, Dayforce National Trust Bank, as a servicer, the financial institutions as purchaser party thereto from time to time and MUFG Bank, Ltd., as administrative agent

10.2	U.S. Purchase and Sale Agreement, dated as of September 13, 2024, by and among Dayforce Licensing LLC, as an originator, Dayforce US, Inc., as an originator and as a servicer, Dayforce National Trust Bank, as a servicer, and Dayforce Receivables LLC, as buyer

10.3	Canadian Purchase and Sale Agreement, dated as of September 13, 2024, by and among Dayforce Canada Ltd., as the originator, and as the servicer, and Dayforce Canada Receivables LP, as buyer, and MUFG Bank, Ltd., as administrative agent

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAYFORC, INC.

By:	/s/ Jeremy Johnson
Name:	Jeremy Johnson
Title:	Executive Vice President, Chief Financial Officer

Date: September 13, 2024